Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

POLEN U.S. SMID COMPANY GROWTH fund

(the “Fund”)

Supplement dated October 6, 2023 to the Fund’s Summary Prospectus and Prospectus,

each dated September 1, 2023

This information in this supplement amends certain information contained in the Summary Prospectus and Prospectus for the Fund and should be read in conjunction with such documents.

Effective immediately, the following replaces the last sentence of the first paragraph of the section titled “Summary of Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus, respectively:

As of April 30, 2023, the average weighted market capitalization of the issuers in the Russell 2500® Growth Index was $6.26 billion.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.